UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2019
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
On September 12, 2019, Markel Corporation (the Company) issued a press release announcing that the Company and its wholly-owned subsidiary, Alterra Finance LLC (Alterra), have commenced cash tender offers (the tender offer) for any and all of the (1) 6.25% Senior Notes due 2020 issued by Alterra, and fully and unconditionally guaranteed by the Company (the Alterra notes), and (2) 5.35% Senior Notes due 2021 issued by the Company (the Markel notes and, together with the Alterra notes, the notes).
The tender offer is being made upon, and is subject to, the terms and conditions set forth in an offer to purchase dated September 12, 2019, and a related letter of transmittal and notice of guaranteed delivery. The tender offer is subject to a number of conditions, including the completion of certain debt financing by the Company (the proposed debt financing), that may be waived or changed. Assuming that the proposed debt financing is completed, the Company and Alterra currently intend, but are not obligated, to issue on the settlement date for the proposed debt financing notices of redemption in respect of their notes that are not purchased in the tender offer.
This report shall not constitute a notice of redemption. In addition, this report shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. The tender offer is being made only pursuant to the offer to purchase and only in such jurisdictions as is permitted under applicable law.
A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued September 12, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

September 12, 2019	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	General Counsel and Secretary

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